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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549





                                    FORM 8-K
                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                       Date of Report:  January 18, 1994
               Date of earliest event reported:  January 18, 1994





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)




            Delaware                 1-5231              36-2361282
     (State of Incorporation) (Commission File No.) (IRS Employer I.D. No.)


                              One McDonald's Plaza
                           Oak Brook, Illinois 60521
                                 (708) 575-3000
           (Address and Phone Number of Principal Executive Offices)
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     Item 7.    Financial Statements, Pro Forma Financial Information and
                Exhibits

     (b)   Exhibits

           (99) Additional Exhibits - Press Release Dated January 18, 1994 - "McDonald's Announces $1 Billion Common Stock Buyback".



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   McDONALD'S CORPORATION

                                   (Registrant)


                                   By:  /s/ George T. Rummel
                                        George T. Rummel
                                        Vice President and
                                        Associate General Counsel
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                                 Exhibit Index



     Exhibit                                           Sequential
       No.     Description of Exhibit                  Page Number

     (99)      Additional Exhibits -                        4
               Press Release dated January 18, 1994 -
               "McDonald's Announces $1  Billion
               Common Stock Buyback".